Exhibit 99.1

EXECUTION VERSION
THIRD AMENDMENT TO CREDIT AGREEMENT
          This Third Amendment to Credit Agreement, dated as of July 19, 2006 (this “Amendment”), is executed and delivered by BEARINGPOINT, INC., a Delaware corporation (“BearingPoint”), BEARINGPOINT, LLC, a Delaware limited liability company (“BE LLC” and, together with BearingPoint, “Borrowers” and each individually, a “Borrower”), the Guarantors party hereto, the Lenders (as such term is defined below) and UBS AG, Stamford Branch, as administrative agent (in such capacity, the “Administrative Agent”).
RECITALS
     WHEREAS, Borrowers, the financial institutions party thereto as lenders (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 19, 2005, as amended by the First Amendment thereto, dated as of December 21, 2005 and by the Second Amendment thereto, dated as of March 30, 2006 (as such agreement may be amended, modified or supplemented from time to time, the “Credit Agreement”);
     WHEREAS, Borrowers, the Guarantors, Administrative Agent and Lenders are each desirous of entering into an amendment to the Credit Agreement as and to the extent set forth in this Amendment and subject to the terms and conditions set forth herein;
     WHEREAS, this document shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment;
     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.
2. Amendments.
     2.1. Annual Reports. Section 5.01(a) of the Credit Agreement is amended by deleting the words “With respect to fiscal year 2005, not later than July 31, 2006” and replacing them with the words:
“With respect to fiscal year 2005, not later than September 30, 2006”
     2.2. Quarterly Reports. Section 5.01(b) of the Credit Agreement is amended by deleting the words, “With respect to the fiscal quarters ending March 31, 2006 and June 30, 2006, not later than the earlier of (A) 45 days after the date that BearingPoint files with the Securities and Exchange Commission its Form 10-K under the Exchange Act for the fiscal year ended December 31, 2005, and (B) September 15, 2006, and beginning with the fiscal quarter ending September 30, 2006, within 45 days after the end of each of the fiscal quarters of each fiscal year other than the fourth fiscal quarter (but no later than the date on which BearingPoint is required (or, if not subject to Sections 13 and 15(d) of the Exchange Act, would be required) to file a Form 10-Q under the Exchange Act),” and replacing them with the words:
"(i) With respect to the fiscal quarters ending March 31, 2006 and June 30, 2006, not later than the earlier of (A) 60 days after the date that BearingPoint files with the Securities and Exchange Commission its Form 10-K under the Exchange Act for the fiscal year ended December 31, 2005, and (B) November 30, 2006, (ii) with respect to the fiscal quarter ending September 30, 2006, not later than December 31, 2006, and (iii) beginning with the fiscal quarter ending March 31, 2007, within 45 days after the end of each of the fiscal quarters of each fiscal year other than the fourth fiscal quarter (but no later than the date on which BearingPoint is required (or, if not subject to Sections 13 and 15(d) of the Exchange Act, would be required) to file a Form 10-Q under the Exchange Act),”.
     2.3. Monthly Reports.
     (a) Section 5.01(c)(iii) of the Credit Agreement is amended and restated in its entirety as follows:
“With respect to each month from July 2005 through September 2006, within 30 days after the end of each such month, a report, in a form reasonably satisfactory to the Administrative Agent, describing in reasonable detail the utilization and bookings data for Borrowers for such month accompanied by a certificate of a Financial Officer stating that such report fairly presents, in all material respects, such utilization and bookings data for Borrowers for such month, and, for the months of April through September 2006, such report shall also include divisional profit and loss statements and operating data in form and substance reasonably satisfactory to the Administrative Agent.”
     (b) Section 5.01(c)(iv) of the Credit Agreement is amended and restated in its entirety as follows:
“With respect to (A) October 2006, not later than December 15, 2006, (B) November 2006, not later than January 15, 2007, (C) December 2006, not later than February 15, 2007, and (D) each month thereafter, 30 days after the end of each such month, the consolidated statements of income and cash flows of BearingPoint for such month and for the then elapsed portion of the fiscal year, in comparative form with the consolidated statements of income and cash flows for the comparable periods in the previous fiscal year, accompanied by a certificate of a Financial Officer stating that such financial statements fairly present, in all material respects, the consolidated results of operations and cash flows of the Consolidated Companies as of the date and for the periods specified in accordance with GAAP consistently applied, subject to normal year-end audit adjustments.”
     2.4. SEC Filings and Satisfactory Collateral Systems. Sections 5.01(j)(iii), (iv) and (v) of the Credit Agreement are amended and restated in their entirety, and new Sections 5.01(j)(vi) and (vii) are inserted, as follows:

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"(iii) On or before September 30, 2006, BearingPoint shall file with the Securities and Exchange Commission its Form 10-K under the Exchange Act for the fiscal year ended December 31, 2005;
(iv) On or before the earlier of (A) one month after the date that BearingPoint files with the Securities and Exchange Commission its Form 10-K under the Exchange Act for the fiscal year ended December 31, 2005, and (B) October 31, 2006, BearingPoint shall file with the Securities and Exchange Commission its Forms 10-Q under the Exchange Act for the fiscal quarters ended March 31, 2005, June 30, 2005 and September 30, 2005;
(v) On or before the earlier of (A) 60 days after the date that BearingPoint files with the Securities and Exchange Commission its Form 10-K under the Exchange Act for the fiscal year ended December 31, 2005, and (B) November 30, 2006, BearingPoint shall file with the Securities and Exchange Commission its Form 10-Q under the Exchange Act for the fiscal quarters ended March 31, 2006 and June 30, 2006;
(vi) On or before November 30, 2006, BearingPoint shall deliver to the Administrative Agent a draft of its Form 10-Q under the Exchange Act for the fiscal quarter ended September 30, 2006; provided, however, that the Administrative Agent and Lenders acknowledge that the draft Form 10-Q for the fiscal quarter ended September 30, 2006 provided pursuant to this Section 5.01(j)(vi) is preliminary and unaudited, and is based on reasonable estimates and assumptions made by management in good faith and based upon the best information available to the Borrowers as of the date of delivery thereof and that actual results for the fiscal quarter ended September 30, 2006 may vary materially from the draft financial statements provided to the Administrative Agent;
(vii) On or before December 31, 2006, BearingPoint shall file with the Securities and Exchange Commission its Form 10-Q under the Exchange Act for the fiscal quarter ended September 30, 2006;”
     2.5. Litigation Settlements. Section 6.17 of the Credit Agreement is amended and restated in its entirety as follows:
“Litigation Settlements. Settle any civil litigation brought against any of the Loan Parties if the settlement amount paid or required to be paid by the Loan Parties would exceed, either individually or in the aggregate with all other civil litigation settlement payments paid or required to be paid by the Loan Parties (a) during the period from the Closing Date to July 18, 2007, $75.0 million, and (b) during any period of 12 consecutive months thereafter, $15.0 million, in each case, net of any insurance proceeds.”
3. Representations and Warranties. To induce the Administrative Agent and Lenders to enter into this Amendment, Borrowers hereby, jointly and severally, represent and warrant that:

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     3.1. The execution, delivery and performance by each Borrower and each other Loan Party of this Amendment and the performance by each Borrower and each other Loan Party of its obligations under the Credit Agreement, as amended hereby, and under the other Loan Documents (i) are within its corporate or limited liability company power, as the case may be; (ii) have been duly authorized by all necessary corporate or limited liability company action, as the case may be; (iii) are not in contravention of any provision of its certificate or articles of incorporation, certificate of formation, by-laws, operating agreement or other organizational documents and (iv) do not conflict with, result in the breach of, constitute a default under, or result in the creation of any Lien under, any contract, agreement, indenture, mortgage, deed of trust, lease or other instrument, document or arrangement binding on or affecting any Borrower or Loan Party or any of their respective properties.
     3.2. This Amendment has been duly executed and delivered by each Borrower and each other Loan Party.
     3.3. The Credit Agreement, as amended hereby, and each other Loan Document constitutes a legal, valid and binding obligation of each Borrower and each other Loan Party, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent in a manner acceptable to Administrative Agent:
     4.1. Administrative Agent’s receipt of counterparts of this Amendment, duly executed by Borrowers, each of the other Loan Parties, the Administrative Agent and Lenders.
     4.2. No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment.
5. No Other Amendments; Reaffirmation of Credit Agreement and Loan Documents.
     5.1. Except as expressly provided herein, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which the Administrative Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended, restated, modified or supplemented from time to time.
     5.2. Each Loan Party hereby reaffirms that (a) the Credit Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Security Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

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6. Release. Each of the Loan Parties hereby waives, releases, remises and forever discharges the Administrative Agent, the Lenders and each other Indemnitee from any and all actions, causes of action, suits or other claims of any kind or character, known or unknown, which any Loan Party ever had, now has or might hereafter have against the Administrative Agent, any Lender or any other Indemnitee which relate, directly or indirectly, to any acts or omissions of the Administrative Agent, any Lender or any other Indemnitee on or prior to the date hereof.
7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.
8. Costs and Expenses. As provided in Section 11.03 of the Credit Agreement, Borrowers shall pay the fees, costs and expenses incurred by Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorneys’ fees).
9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.
10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[Signature Pages Follow]

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          IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

BORROWERS: BEARINGPOINT, INC.
By:	/s/ Judy A. Ethell
Name:	Judy A. Ethell
Title:	Executive Vice President and Chief Accounting Officer

BEARINGPOINT, LLC
By:	BEARINGPOINT, INC., as managing member

By:	/s/ Judy A. Ethell
Name:	Judy A. Ethell
Title:	Executive Vice President and Chief Accounting Officer

THIRD AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

GUARANTORS:

BEARINGPOINT AMERICAS, INC.
BEARINGPOINT GLOBAL, INC.
BEARINGPOINT GLOBAL OPERATIONS, INC.
BEARINGPOINT INTERNATIONAL I, INC.
BEARINGPOINT USA, INC.
METRIUS, INC.
OAD ACQUISITION CORP.
OAD GROUP, INC.
PEATMARWICK, INC.
SOFTLINE ACQUISITION CORP.
SOFTLINE CONSULTING & INTEGRATORS, INC.

By:	/s/ Judy A. Ethell
Name:	Judy A. Ethell
Title:	President

BEARINGPOINT ENTERPRISE HOLDINGS, LLC
BEARINGPOINT GUAM L.L.C.
BEARINGPOINT ISRAEL, LLC
BEARINGPOINT RUSSIA, LLC
BEARINGPOINT SOUTH PACIFIC, LLC
BEARINGPOINT SOUTHEAST ASIA, LLC
BEARINGPOINT TECHNOLOGY PROCUREMENT SERVICES, LLC
i2 MID ATLANTIC LLC
i2 NORTHWEST LLC
PELOTON HOLDINGS, L.L.C.

By:	BEARINGPOINT, LLC, as managing member
By:	BEARINGPOINT, INC., as managing member

By:	/s/ Judy A. Ethell
Name:	Judy A. Ethell
Title:	Executive Vice President and Chief Accounting Officer

THIRD AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

GUARANTORS: BEARINGPOINT BG, LLC
By: BEARINGPOINT GLOBAL OPERATIONS, INC., as managing member

By:	/s/ Judy A. Ethell
Name:	Judy A. Ethell
Title:	President

BEARINGPOINT PUERTO RICO, LLC
By: BEARINGPOINT AMERICAS, INC., as managing member

By:	/s/ Judy A. Ethell
Name:	Judy A. Ethell
Title:	President

THIRD AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH, as Administrative Agent and an Issuing Bank
By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

UBS LOAN FINANCE LLC, as Swingline Lender and a Revolving Lender
By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

THIRD AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

GENERAL ELECTRIC CAPITAL CORPORATION, as a Revolving Lender
By:	/s/ Steven Flowers
Name:	Steven Flowers
Title:	Vice President

THIRD AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

WELLS FARGO FOOTHILL, LLC, as a Revolving Lender and an Issuing Bank
By:	/s/ Patrick McCormack
Name:	Patrick McCormack
Title:	Assistant Vice President

THIRD AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as a Revolving Lender
By:	/s/ Andrew C. Sepe
Name:	Andrew C. Sepe
Title:	Vice President

THIRD AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

MORGAN STANLEY SENIOR FUNDING, INC., as a Revolving Lender
By:
Name:
Title:

THIRD AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT